Blackstone Real Estate Income Fund II

Schedule of Investments

September 30, 2020 (Unaudited)

Value
Blackstone Real Estate Income Master Fund (“Master Fund”) — 100.0% (COST $ 152,604,388)	$143,750,049

Other Assets, less Liabilities — 0.0%	69,945

Total Net Assets — 100.0%	$143,819,994

See Notes to Schedule of Investments.

Blackstone Real Estate Income Fund II

Notes to Consolidated Schedule of Investments

For the Period Ended September 30, 2020 (Unaudited)

1. Organization

Blackstone Real Estate Income Fund II (the “Feeder Fund II”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a continuously offered non-diversified, closed-end management investment company. The Feeder Fund II commenced investment operations on April 1, 2014. The Feeder Fund II’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments. The Feeder Fund II pursues its investment objective by investing substantially all of its assets in Blackstone Real Estate Income Master Fund (the “Master Fund”), a Delaware statutory trust registered under the 1940 Act as a closed-end management investment company with the same investment objective and substantially the same investment policies as the Feeder Fund II. The Master Fund consolidates a wholly-owned subsidiary, Blackstone Real Estate Income Master Fund (Cayman) Ltd. (the “Subsidiary” and together with the Master Fund, the “Consolidated Master Fund”).

The investment manager of the Consolidated Master Fund and the Feeder Fund II is Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”), an investment advisor registered under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member thereof, a “Trustee”) of the Consolidated Master Fund and the Feeder Fund II supervises the conduct of the Consolidated Master Fund’s and the Feeder Fund II’s affairs and, pursuant to their investment management agreements, has engaged the Investment Manager to manage the Consolidated Master Fund’s and the Feeder Fund II’s day-to-day investment activities and operations.

The Consolidated Master Fund’s Consolidated Schedule of Investments, which are attached hereto, are an integral part of these Schedule of Investments and should be read in conjunction with the Feeder Fund II’s Financial Statements. At September 30, 2020, Feeder Fund II held an approximately 24% ownership interest in the Consolidated Master Fund.

Capitalized terms used, but not defined herein, shall have the meaning assigned to them in the Prospectus of the Feeder Fund II.

2. Summary of Significant Accounting Policies

Basis of Presentation

The Feeder Fund II is an investment company in accordance with Accounting Standards Codifications 946, Financial Services-Investment Companies which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies.

The Feeder Fund II’s Schedule of Investments are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars, unless otherwise noted.

The preparation of Schedule of Investments in conformity with U.S. GAAP requires the Investment Manager to make estimates and assumptions that affect the amounts in the Schedule of Investments and accompanying notes. The Investment Manager believes that the estimates utilized in preparing the Schedule of Investments are reasonable and prudent; however, actual results may differ from these estimates.

Investment in Consolidated Master Fund and Fair Value Measurement

The Feeder Fund II’s investment in the Consolidated Master Fund is recorded at fair value and is based upon the Feeder Fund II’s percentage ownership of the net assets of the Consolidated Master Fund. The performance of the Feeder Fund II is directly affected by the performance of the Consolidated Master Fund. See Note 2 to the Consolidated Master Fund’s Consolidated Schedule of Investments for the determination of fair value of the Consolidated Master Fund’s investments.

COVID-19 and Global Economic and Market Conditions

The ongoing novel coronavirus (“COVID-19”) pandemic and restrictions on non-essential businesses have caused disruption in the U.S. and global economies. Despite significant market rebounds across many asset classes, the continued rapid development of this situation and uncertainty regarding potential economic recovery precludes any prediction as to the ultimate adverse impact of COVID-19 on financial market and economic conditions. The estimates and assumptions underlying these consolidated schedule of investments are based on the information available as of September 30, 2020, including judgments about the financial market and economic conditions which may change over time.

3. Subsequent Events

After careful consideration and on the recommendation of the Investment Manager, the Board approved the liquidation, dissolution and termination of the Feeder Fund I, Feeder Fund II and the Master Fund (the “Dissolution”). In connection therewith, the Board also approved an amendment to each Fund’s amended and restated declaration of trust to modify the vote required for dissolution (the “Charter Amendment”) and approved a plan and termination. The Charter Amendment and the Dissolution were subject to shareholder approval, which was obtained at a special meeting held on October 15, 2020.

Effective July 13, 2020, the Feeder Fund II suspended offers and sales of Shares, terminated its distribution reinvestment plan and does not expect to continue to offer to repurchase a portion of the Shares from shareholders four times each year.

The Investment Manager will waive its management and incentive fees from November 1, 2020 through the remaining life of the Funds. Effective the same date, the Board and the Investment Manager terminated the Expense Limitation and Reimbursement Agreement with Feeder Fund II.

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